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                                                                      Exhibit 21

                       SUBSIDIARIES OF THE REGISTRANT

    Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented.

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                                                                        Jurisdiction
                                                                              of
Name of Subsidiary                                                      Incorporation

I.  American Express Travel Related Services Company, Inc.
     and its Subsidiaries

   American Express Travel Related Services Company, Inc.                   New York
      Amex Canada Inc.                                                      Canada
         1001675 Ontario Inc.                                               Canada
         1001674 Ontario Inc.                                               Canada
         Rexport, Inc.                                                      Canada
      Amex Bank of Canada                                                   Canada
         Sourcing Innovation, Inc.                                          Canada
      American Express Company (Mexico) S.A. de C.V.                        Mexico
         American Express Servicios Profesionales, S.A. de C.V.             Mexico
      American Express Bank, FSB                                            Utah
         American Express Receivables Financing Corporation IV LLC          Delaware
         American Express Receivables Financing Corporation VII LLC         Delaware
      American Express Centurion Bank                                       Utah
         American Express Centurion Services Corporation                    Delaware
         American Express Receivables Financing Corporation III LLC         Delaware
         American Express Receivables Financing Corporation VI LLC          Delaware
      American Express Credit Corporation                                   Delaware
         American Express Capital Australia Holdings LLC                    Delaware
         American Express Euro Funding Limited Partnership                  Scotland
         American Express Sterling Funding Limited Partnership              Scotland
            American Express Funding(Luxembourg) Sarl                       Luxembourg
         American Express Overseas Credit Corporation Limited               Jersey,
                                                                             Channel Islands
            AEOCC Finance Ltd.                                              Jersey,
                                                                             Channel Islands
            AEOCC Management Company, Ltd.                                  Jersey,
                                                                             Channel Islands
            American Express Overseas Credit Corporation N.V.               Netherlands Antilles
         Credco Receivables Corp.                                           Delaware
         Credco Finance, Inc.                                               Delaware
         American Express Canada Credit Corporation                         Canada
         American Express Canada Finance, Inc.                              Canada
      American Express Receivables Financing Corporation                    Delaware
      American Express Receivables Financing Corporation II                 Delaware
      American Express Receivables Financing Corporation V LLC              Delaware
      American Express Tax and Business Services Inc.                       Minnesota
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

         American Express TBS Investment Advisors, Inc.                     Delaware
      American Express do Brasil Tempo & Cia, Inc.                          Delaware
      Amex Latin American Holdings S.L.                                     Spain
         American Express Brasil S.A.                                       Brazil
            Banco American Express S.A.                                     Brazil
         American Express do Brasil Tempo Ltda.                             Brazil
            American Express Corretagem de Seguros Ltda.                    Brazil
               American Express Viagens e Turismo Ltda.                     Brazil
         Swiss  Branch                                                      Switzerland
      American Express Limited                                              Delaware
         American Express (Malaysia) Sdn. Bhd.                              Malaysia
         American Express (Thai) Co. Ltd. (78% owned)                       Thailand
         TRS Card International Inc. (75% owned)                            Delaware
            American Express de Espana, S.A.U.                              Spain
               Amex Asesores de Seguros S.A.U.                              Spain
               American Express Entidad Financiera de Credito S.A.U.        Spain
               American Express Foreign Exchange S.A.U.                     Spain
               American Express Viajes, S.A.U.                              Spain
         American Express International (B) SDN.BHD.                        Brunei
         American Express International Holdings, LLC                       Delaware
            South Pacific Credit Card Ltd.                                  New Zealand
               Centurion Finance, Ltd.                                      New Zealand
            American Express Argentina, S.A.                                Argentina
            American Express Holdings (France) SAS                          France
               American Express France SAS                                  France
                  American Express Carte France, S.A.                       France
                  American Express (Paris) SAS                              France
                  American Express Assurances                               France
                  American Express Services S. A.                           France
                  American Express Voyages d'Affaires SAS                   France
                  American Express Change SAS                               France
         American Express International, Inc.                               Delaware
            Amex Travel Advisors, Limited                                   Hong Kong
            Swisscard AECS AG (50% owned)                                   Switzerland
            American Express Hungary KFT                                    Hungary
            American Express Hungary Rt.                                    Hungary
            American Express Company A/S                                    Norway
            American Express Locazioni Finanziarie, S.r.l.                  Italy
            Amex Broker Assicurativo S.r.l.                                 Italy
            American Express International A.E.(Greece)(99% owned)          Greece
            American Express International (Taiwan), Inc.                   Taiwan
            American Express Travel Holdings (Hong Kong) Limited            Hong Kong
            ACS AllCard Service GmbH                                        Germany
            American Express Bureau de Change S.A.                          Greece
            AE Exposure Management Limited                                  Jersey,
                                                                             Channel Islands
            American Express Poland S.A.                                    Poland
               American Express Poland Sp z o.o.                            Poland
            Sociedad Internacional de Servicios de Panama, S.A.             Panama
            Amex Card Services Co. Ltd.                                     Japan
            American Express International Services Limited                 Russia
            American Express Card Services Limited (95% owned)              Russia
            Amex Marketing Japan Limited                                    Delaware
            American Express (India) Private Ltd.                           India
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            P.T. American Express Travel Indonesia (80% owned)              Indonesia
            American Express spol. s.r.o.                                   Czech Republic
            Amex Travel Holding (Japan) Ltd.                                Japan
               American Express Nippon Travel Agency, Inc. (55% owned)      Japan
            Amex Pre-Paid Card Y.K. Japan                                   Japan
            Schenker Rhenus Reisen Verwaltungsgesellschaft  mbH             Germany
            American Express Holding AB                                     Sweden
               Resespecialisterna Syd AB                                    Sweden
               Forsakringsaktiebolaget Viator                               Sweden
               Nyman & Schultz AB                                           Sweden
               Nyman & Schultz Corporate Card AB                            Sweden
               Profil Reiser A/S (50% owned)                                Denmark
               American Express Corporate Travel AS                         Norway
               American Express Corporate Travel A/S                        Denmark
            American Express Services India Limited (99.99% owned)          India
               American Express Foreign Exchange Services India Limited     India
            Mackinnons American Express Travel (Private) Limited (30% owned)Sri Lanka
            American Express Superannuation Pty Limited                     Australia
            American Express Wholesale Currency Services Pty. Limited       Australia
            American Express s.r.o.                                         Slovakia
            American Express Corporate Travel SA                            Belgium
               American Express Corporate Travel SA                         Luxembourg
            American Express Australia Limited                              Australia
            American Express Holdings Limited                               England
               American Express Services Europe Limited                     England & Wales
                  Uvet American Express Corporate Travel S.p. (35% owned)   Italy
                  ICONCARD S.p.a. (50% owned)                               Italy
                  Immobiliare Spagna & Mignanelli S.r.l. (11.42% owned)     Italy
      Amex Insurance Marketing, Inc.                                        Taiwan
      American Express Publishing Corporation                               New York
      Travellers Cheque Associates, Limited (54% owned)                     England & Wales
      Bansamex S.A. (50% owned)                                             Spain
      Amex (Middle East) E.C. (50% owned)                                   Bahrain
         ASAL (American Express Saudi Arabia) (25% owned)                   Bahrain
      American Express Europe Limited                                       Delaware
      American Express France Holdings I LLC                                Delaware
         American Express Management SNC                                    France
            American Express France Finance SNC                             France
      American Express France Holdings II LLC                               Delaware
      American Express Group & Incentive Services, Inc. (90% owned)         Michigan
      American Express Insurance Services, Ltd.                             England & Wales
      Cardmember Financial Services, Ltd.                                   Jersey,
                                                                             Channel Islands
      Integrated Travel Systems, Inc.                                       Texas
      Amex General Insurance Agency                                         Taiwan
      American Express Bank (Mexico), S.A.                                  Mexico
         American Express Bank Services, S.A. de C.V.                       Mexico
      American Express Incentive Services, Inc.                             Delaware
         American Express Incentive Services, LLC (49% owned)               Missouri
      American Express International (NZ), Inc.                             Delaware
      Cavendish Holdings, Inc.                                              Delaware
      American Express Business Loan Corporation                            Utah
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

      Servicing Solutions, Inc.                                             Delaware
      Golden Bear Travel, Inc.                                              Delaware
      Travel Impressions, Ltd.                                              Delaware
      American Express Global Financial Services, Inc.                      Delaware
         Sharepeople Group Limited                                          England
            American Express Financial Services Europe Limited              England
            American Express Insurance Services Europe Limited              England
      American Express Travel Holdings (M) Company SDN                      Malaysia
      Mayflower American Express Travel Services SDN BHD                    Malaysia
      Ketera Technologies, Inc. (20% owned)                                 Delaware
      Amex Card Services Company                                            Delaware
      Belgium Travel                                                        Belgium
      Alpha Card SCRL (50% owned)                                           Belgium
         Alpha Card Merchant Services SCRL                                  Belgium
      South African Travellers Cheque Company (Pty) Ltd. (25% owned)        South Africa
      BOA Finance Company, Ltd.                                             Thailand
      American Express (China) Ltd.                                         Delaware
      Farrington American Express Travel Services Limited (37% owned)       Hong Kong
      American Express Insurance Agency of Puerto Rico, Inc.                Puerto Rico
      American Express Travel (Singapore) PTE Ltd.                          Singapore
      Eclipse Advisors, Inc.                                                Delaware
      Rosenbluth International (Russia) Ltd.                                Pennsylvania
      Rosenbluth France Holdings, S.A.R.I.                                  France
         Rosenbluth International France, S.A.R.I.                          France
      Travel Management Investments Ltd. U.K.                               England
         Rosenbluth International U.K. Limited                              England
            Travel Elite Limited U.K.                                       England
      Rosenbluth International Hong Kong Ltd.                               Hong Kong
      Rosenbluth International Mexico                                       Mexico
      Rosenbluth International Netherlands B.V.                             The Netherlands
         Rosenbluth International B.V.                                      The Netherlands
      Rosenbluth Germany GMBH                                               Germany
         Rosenbluth International GMBH                                      Germany
      Rosenbluth International Reisebur GMBH Austria                        Austria
      Rosenbluth International Limited                                      Pennsylvania
         Rosenbluth International Ireland Limited                           Ireland
      Rosenbluth International (Israel) Ltd.                                Israel


II. American Express Financial Corporation and its Subsidiaries

   American Express Financial Corporation                                   Delaware
      American Express Financial Advisors Inc.                              Delaware
         American Express Financial Advisors Japan Inc.                     Delaware
         American Express Management Company S.A.                           Luxembourg
      American Express Trust Company                                        Minnesota
      IDS Life Insurance Company                                            Minnesota
         IDS REO 1, LLC                                                     Minnesota
         IDS REO 2, LLC                                                     Minnesota
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         American Partners Life Insurance Company                           Arizona
         IDS Life Insurance Company of New York                             New York
         American Enterprise Life Insurance Company                         Indiana
            American Enterprise REO 1, LLC                                  Minnesota
         American Centurion Life Assurance Company                          New York
         American Express Corporation                                       Delaware
      American Express Certificate Company                                  Delaware
         Investors Syndicate Development Corp.                              Delaware
      American Express Insurance Agency of Alabama Inc.                     Alabama
      American Express Insurance Agency of Massachusetts Inc.               Massachusetts
      American Express Insurance Agency of New Mexico Inc.                  New Mexico
      American Express Insurance Agency of Texas Inc.                       Texas
      IDS Insurance Agency of Utah Inc.                                     Utah
      American Express Insurance Agency of Wyoming Inc.                     Wyoming
      American Express Insurance Agency of Maryland Inc.                    Maryland
      American Express Insurance Agency of Oklahoma Inc.                    Oklahoma
      American Express Insurance Agency of Nevada Inc.                      Nevada
      American Express Asset Management Group Inc.                          Minnesota
         Advisory Capital Strategies Group Inc.                             Minnesota
            Advisory Capital Partners LLC                                   Delaware
            Advisory Select LLC                                             Delaware
            Boston Equity General Partner LLC                               Delaware
            Advisory Quantitative Equity (General Partner) LLC              Delaware
            Advisory Credit Opportunities GP LLC                            Delaware
            Advisory European (General Partner) Inc.                        Cayman Islands
            Advisory Convertible Arbitrage LLC                              Delaware
         Kenwood Capitol Management LLC (51.1% owned)                       Delaware
         Northwinds Marketing Group LLC (50.1% owned)                       Delaware
         IDS Capital Holdings Inc.                                          Minnesota
      American Express Asset Management International Inc.                  Delaware
      American Express Asset Management Ltd.                                England
      IDS Management Corporation                                            Minnesota
         IDS Partnership Services Corporation                               Minnesota
         IDS Cable Corporation                                              Minnesota
         IDS Futures Corporation                                            Minnesota
         IDS Realty Corporation                                             Minnesota
         IDS Cable II Corporation                                           Minnesota
      IDS Property Casualty Insurance Company                               Wisconsin
         Amex Assurance Company                                             Illinois
         American Express Property Casualty Insurance Agency Inc.           California
      American Enterprise Investment Services Inc.                          Minnesota
      American Express Insurance Agency of Arizona Inc.                     Arizona
      American Express Insurance Agency of Idaho Inc.                       Idaho
      American Express Property Casualty Insurance
         Agency of Kentucky Inc.                                            Kentucky
      American Express Client Service Corporation                           Minnesota
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

      American Express Property Casualty Insurance
         Agency of Maryland Inc.                                            Maryland
      American Express Property Casualty Insurance
         Agency of Mississippi Inc.                                         Mississippi
      American Express Property Casualty Insurance
         Agency of Pennsylvania Inc.                                        Pennsylvania
      AEFA (Jersey) Limited                                                 Jersey,
                                                                             Channel Islands
      Securities America Financial Corporation                              Nebraska
         Realty Assets, Inc.                                                Nebraska
         Securities America Advisors, Inc.                                  Nebraska
         Securities America, Inc.                                           Nebraska
            Securities America Insurance Agency of Alabama                  Alabama
            Securities America Insurance Agency of Massachusetts            Massachusetts
            Securities America Insurance Agency of New Mexico               New Mexico
            Securities America Insurance Agency of Ohio                     Ohio
            Securities America Insurance Agency of Wyoming                  Wyoming
      American Express International Deposit Corp.
         (50% owned and 50% owned by AEBL)                                  Cayman Islands
      American Express Asset Management (Australia) Limited                 Australia
      Threadneedle Asset Management Holdings Ltd.                           England
         Threadneedle Investments (Channel Islands) Ltd.                    Jersey,
                                                                             Channel Islands
         Threadneedle Asset Management Ltd.                                 England
         Threadneedle Portfolio Services Ltd.                               England
         Threadneedle Investment Services Ltd.                              England
         Threadneedle Asset Management (Nominees) Ltd.                      England
         Threadneedle Investment Services GMbH                              Germany
         Threadneedle International Fund Management Ltd.                    England
         EMX Company Ltd. (22.5% owned)                                     England
         Cofunds Holdings Ltd. (16.3% owned)                                England
         MM Asset Management Ltd.                                           England
         Eagle Star ISA Manager Ltd.                                        England
         Eagle Star Unit Managers Ltd.                                      England
         ADT Nominees Ltd.                                                  England
         Threadneedle International Ltd.                                    England
         Threadneedle Management Services Ltd.                              England
            Threadneedle Rural Property Services Ltd.                       England
            Threadneedle Property Services Ltd.                             England
         Threadneedle Pensions Ltd.                                         England
            Crockhamwell Road Management Ltd. (50% owned)                   England
         Threadneedle Property GP Holdings Ltd.                             England
         Threadneedle Property Investments Ltd.                             England
            Sackville TCI Property (GP) Ltd.                                England
            Sackville TCI Property Nominee (1) Ltd.                         England
            Sackville TCI Property Nominee (2) Ltd.                         England
            Sackville Property (GP) Ltd.                                    England
            Sackville Tandem Property (GP) Ltd.                             England
            Sackville TPEN Property (GP) Ltd.                               England
               Sackville TPEN Property Nominee Ltd.                         England
               Sackville TPEN Property Nominee (2) Ltd.                     England
            Sackville TSP Property (GP) Ltd.                                England
               Sackville TSP Property Nominee Ltd.                          England
            Castlepoint General Partner Ltd. (25% owned)                    England
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


III. American Express Banking Corp. and its Subsidiaries

   American Express Banking Corp.                                           New York
      American Express Bank Ltd.                                            Connecticut
         Amex Holdings, Inc.                                                Delaware
            Amex Cyber International Ltd.                                   British Virgin Islands
            American Express Bank GmbH                                      Germany
               American Express FinanzManagement GmbH                       Germany
               AEB - International Portfolios Management Company            Luxembourg
            Egyptian American Bank (41% owned)                              Egypt
            American Express Bank (Switzerland) S.A.                        Switzerland
            Amex International Trust (Guernsey) Limited                     Guernsey,
                                                                             Channel Islands
               Birdsong Limited                                             Guernsey,
                                                                             Channel Islands
               Songbird Limited                                             Guernsey,
                                                                             Channel Islands
               AITG Corporate Secretaries Limited                           Guernsey,
                                                                             Channel Islands
               Nominees One Limited                                         Guernsey,
                                                                             Channel Islands
               Nominees Two Limited                                         Guernsey,
                                                                             Channel Islands
            American Express Bank Asset Management (Cayman) Limited         Cayman Islands
            American Express Bank (Luxembourg) S.A.                         Luxembourg
            Amex International Trust (Cayman) Ltd.                          Cayman Islands
               Vesey Limited                                                Cayman Islands
               Global Nominees Limited                                      Cayman Islands
         American Express Bank International                                United States
         Argentamex S.A.                                                    Argentina
         Amex Nominees (S) Pte Ltd.                                         Singapore
         Amex Bank Nominee Hong Kong Limited                                Hong Kong
         First International Investment Bank Ltd. (20% owned)               Pakistan
         Inveramex Chile Ltda.                                              Chile
            Amex Immobiliaria Ltda.(99% owned)                              Chile
         American Express Bank Ltd., S.A.                                   Argentina
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

         American Express Bank Philippines (A Savings Bank), Inc.           Philippines
         AEB Global Trading Investments, Ltd.                               British Virgin Islands
         American Express International Deposit Company                     Cayman Islands
         Bankpar Participacoes Ltda.                                        Brazil
            American Express Bank (Brasil) Banco Multiplo S.A.              Brazil
               Inter American Express Arrendamento Mercantil S.A.           Brazil
               Mercantil, S.A. (95% owned)                                  Brazil
               Inter American Express Consultoria E Servicos Ltda.          Brazil
                  MS Representacoes E Participacoes Ltda.                   Brazil
               Inter American Express Overseas Ltd.                         Brazil
               Imagra Imobiliaria E Agricola S.A.                           Brazil
               Capital Promotora de Vendas Ltda.                            Brazil
         The American Express Nominees Limited                              England & Wales
         Amexco Nominees Pvt. Ltd.                                          India
         AEBL Uruguay Limited                                               Uruguay



IV. Other Subsidiaries of the Registrant

      Acuma Financial Services Ltd.                                         Delaware
         Acuma Ltd.                                                         Delaware
      Ainwick Corporation                                                   Texas
      American Express Asset Management Holdings, Inc.                      Delaware
      Amexco Insurance Company                                              Vermont
      Amexco Risk Financing Holding Co.                                     Delaware
      checks-on-line, Inc.                                                  Delaware
      National Express Company, Inc.                                        New York
         The Balcor Company Holdings, Inc.                                  Delaware
            The Balcor Company                                              Delaware
               Balcor Securities Company                                    Illinois
            Balcor Management Services, Inc.                                Illinois
      International Capital Corp.                                           Delaware
         Intercapital Comercio e Participacoes Ltda.                        Brazil
            Conepar Compania Nordestina de Participacoes S.A. (37% owned)   Brazil
      Acamex Holdings, Inc.                                                 Cayman Islands
         Etisa Holdings Ltd.                                                Cayman Islands
            Empresas Turisticas Integradas, S.A. de C.V. (98% owned)        Mexico
      Floriano Representacoes Ltda.                                         Brazil
      International Capital Corp. (Ltd.) Cayman                             Cayman Islands
      Rexport, Inc.                                                         Delaware
         Drillamex, Inc.                                                    Delaware
      UMPAWAUG I Corporation                                                Delaware
      UMPAWAUG II Corporation                                               Delaware
      UMPAWAUG III Corporation                                              Delaware
      UMPAWAUG IV Corporation                                               Delaware
      Daedalus Leasing Corp.                                                New York
         Dash 200 + Ltd. (50% owned)                                        Cayman Islands
         Nora Leasing, Inc.                                                 New York
         Gemini Leasing Ltd.                                                Cayman Islands
         Far East Leasing Ltd.                                              Cayman Islands
      56th Street AXP Campus LLC (AZ)                                       Arizona
      FRC West Property L.L.C.                                              Arizona
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